Exhibit 4.1

ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE

Community

Financial Shares, Inc.

SEE REVERSE SIDE FOR CERTAIN DEFINITlONS

CUSIP 20366P 10 0

COMMON SHARES WITH NO PAR VALUE COMMUNITY FINANCIAL SHARES, INC.

transferable on the books of the Corporation by the registered holder in person or by Attorney duly authorized in writing upon surrender of this Certificate property endorsed. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Articles of Incorporation and Bylaws of the Corporation, as how or hereafter amended.

This Certificate is not valid unless countersigned by the Transfer agent of the Corporation.

WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

Dated:

SECRETARY

CHAIRMAN & PRESIDENT

The Shares represented by this Certificate are transferable at the offices of illinois Stock transfer Company, Chicago, Illinois.

Athorized Officer

Countersigned:

Illinois Stock Transfer Company

Transfer Agent

CFS. This Certifies that is the registered holder of

Specimen

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS THE DESIGNATIONS. RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF THE CORPORATION’S AUTHORIZED SHARES AND THE VARIATIONS IN RIGHTS. PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, AND AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOP FUTURE SERIES, OF THE CORPORATION’S CAPITAL STOCK.

For value received hereby sell, assign and transfer unto

TAXPAYER IDENTIFYING NUMBER

PLEASE PRINT OR TYPE - NAME NAD ADDRESS OF ASSIGNEE SHARES

Cust State Minor

of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint Attorney to transfer the sold stock on the books of the within- named Corporation with full power of substitution in the

Dated 20

Signature(s)

Signature(s)

IMPORTANT

NOTICE: THE SIGNATURE(S) ON THIS ASSIGNMENT MUST CORRESPOND WITH THH

NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR.

WITHOUT ALTERATION OR ENLARGEMENT. OR ANY CHANGE WHATSOEVER.

A NOTARY SEE NOT ACCEPTABLE. THE SIGNATURE(S) BE GUARANTEED BY

AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS A COMMERCIAL BANK, TRUST COMPANY. SAVINGS AND LOAN, CREDIT UNION OR BR0K6A WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO SEC RULE 17AD-15.

Medallion Signature(s) guarantee: